                                                        Cappiello-Rushmore Trust


                                                            Annual Report
                                                            June 30, 1999

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                                         ANNUAL REPORT, June 30, 1999

[Cappiello-Rushmore LOGO APPEARS HERE]     Cappiello-Rushmore Trust

                                   4922 Fairmont Avenue, Bethesda, MD 20814
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                                        (800) 622-1386  (301) 657-1510


                                                                August 13, 1999
Dear Fellow Investor:

  This is the Cappiello-Rushmore Trust's seventh annual report. The funds' performances for the fiscal year ended June 30, 1999 were as follows:

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                            Total Return Comparison
       (Average annual total returns for the period ended June 30, 1999)

                                                               Since
                                         One Year Five Years Inception
                                         -------- ---------- ---------
Cappiello-Rushmore Growth Fund             23.32%   21.55%     17.33%
Cappiello-Rushmore Utility Income Fund     12.24%   15.43%      9.51%
Cappiello-Rushmore Emerging Growth Fund   (4.39)%    8.95%      7.40%
Standard & Poor's 500 Index                22.76%   27.87%     22.46%

  The S&P 500 Index is an unmanaged index and, unlike the Funds, has no management fees or other operating expenses to reduce its reported return.

  Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may have a gain or loss when you sell shares. The Funds commenced operations on October 6, 1992.

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                                    Summary

  The Funds' fiscal year spanned a full-fledged bear market in U.S. stocks and a dazzling recovery that turned into a new bull market that reached all time highs -- all in just twelve months. The bear market started in the summer and fall of 1998, and a new bull market move began in last October and continues to this date --quite a year! Briefly, the market's plunge in mid-summer of 1998 turned into near panic by September. At this point, the Federal Reserve (the Fed) began a series of three one-quarter of one-percent reductions in short-term rates to counteract the temporary stock and bond market paralysis triggered by the surprising Russian devaluation. The Fed's interest rate actions stopped the market decline and by late October helped engineer a dramatic reversal to a bull market that carried all major stock indexes to continuing new highs in early 1999.

  As 1999 progressed, the stock market, spurred by improving corporate earnings, low interest rates, and even lower inflation, crossed the 10,000 level on the Dow in March and continued its move through most of April under the belief that the Fed would maintain its accommodative stance on rates and money supply for some time. Basic commodity prices continued to be well behaved with the exception of oil, which had a significant rebound from its lows. Small capitalization stocks staged short sporadic rallies during the year as did cyclical stocks but the gains were ephemeral since investors continued to favor the more liquid larger cap stocks.

  During this period, there was no firm evidence that the economy was overheating and that inflation was anything but benign. However, there were isolated economic signs of a tightening labor market and some

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

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indications of firmer basic commodities pricing, particularly oil (usually a precursor to inflationary pressures). Surprisingly, in late May, the Fed raised rates for the first time in more than a year by 1/4 of 1%. Investors, shaken by the belief that the Fed was ending its accommodative stance on rates and money supply, reacted negatively. However, in short order, the market accepted this move on the part of the Fed as a positive sign of vigilance as well as prudence. Accordingly, as the Funds' fiscal year ended, stocks began to recover, buoyed by indications of better than expected second quarter earnings that were announced in July. Accordingly, we entered the new fiscal year on an up-beat note.

                                  Growth Fund

  The Growth Fund continues to seek capital appreciation by investing in larger established companies with favorable relationships between price-earnings ratios and growth rates. Once again, as in four of the past five years, the Fund had a total return of greater than 20%. More importantly, this return beat the benchmark Standard & Poor's 500 Index's total return of 22.76%.

  The Fund's largest sector positions at year end were technology (computer hardware and software, electronics, and telecommunications) at 29.4% of the portfolio, financial services (banks, investment companies, etc.) at 23.6%, business services at 8.7%, merchandising and retail at 8.6%, and oil and gas services at 5.1%. Cash and equivalents totaled 6% at year-end.

  Among the best performing stocks at year-end were:

     e4L, Inc.              +452.17%
     Charles Schwab Corp.   +234.10%
     Frontier Corp.         +86.10%

  The largest single stock position in the portfolio was shared by three stocks: IBM, Shared Medical Systems Corp, and Franklin Resources Inc., each representing 6.2% of the portfolio.

  More importantly, at year's end the Growth Fund portfolio of stocks had a better-than-average growth rate, 14% versus 13% for the S&P 500 Index with a less-expensive price-earnings ratio, 25.8 times earnings for the Fund versus
27.6 times earnings for the Index.

  As in past years, we continue to believe that growth stocks should fare well in the expected economic environment of the next twelve months. However, unlike the past year, we believe earnings growth in 1999-2000 will become more important since the stock market will no longer be able to rely on a favorable interest rate environment to drive price-earnings multiple expansion. Accordingly, one expected trend is an increased focus on stocks representing growth at a reasonable price. "Quality" earnings growth is defined as company growth likely to persist over the next several years reported using relatively conservative accounting procedures. Another expected trend is the gradual broadening out of the market into sectors heretofore shunned by most investors, including the defense and energy sectors, as well as emphasis on mid-capitalization and smaller capitalization stocks where growth is less expensive. In such a broadening market, selectivity will be more important than ever before. High growth mid-cap stocks with reasonable valuations should provide superior returns in such a rotational market

                              Utility Income Fund

  The Utility Income Fund is designed for investors who are seeking a more conservative, income-oriented stock market investment. The portfolio is designed to offer higher dividend yields than the stock market average with substantially lower volatility in share price. The Fund is managed to provide such higher-than-average yields through investing in utility stocks such as electric, natural gas, and telephones. With dividend income as a focus, capital gains are a secondary consideration. Total return for the Fund for the year was 12.24%, representing the second consecutive year of double-digit returns for this conservative portfolio. At year's end, 84.0% of the portfolio was concentrated in utilities as follows: gas and electric power companies represented 44.5%, telecommunications 35.8%, with natural gas distribution at 3.7%.

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                                       2

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  The balance of the portfolio was invested primarily in a diversified grouping of Real Estate Investment Trusts. Cash and equivalents represented 3.4% of assets at year's end.

  Among the best performing stocks at year end were:

     Frontier Corp.        +86.10%
     ALLTEL Corp.          +53.76%
     Bell Atlantic Corp.   +43.29%

  The utility industry continues to move from the full-fledged regulation of the past (when state and federal regulators held the industry in a static-state and reluctantly granted rates) to the current period of deregulation, globalization and merger-mania. While uncertainties, particularly in regards to deregulation, still abound in the utility sector, most company managements seemed to have coped reasonably well in managing the transition from a regulated status to one of increasing competition. Nevertheless, these uncertainties have pushed utilities, primarily electrics, to a lower valuation when related to the S&P 500 stocks. Given the improving prospects for the entire industry, we believe this makes for a most attractive investment situation. Telecommunication stocks (35.8% of portfolio) such as regional telephone companies SBC Communications, Inc., Frontier Corp., and Bell Atlantic Corp., have been excellent performers during the year. We expect further expansion and merger activity in this sector as well as increased growth (from both rising basic demand and the growing internet business) which should result in higher dividend income. Further, gas stocks are becoming increasingly attractive. They represent value based on earnings and book value relative to current prices. We intend to increase our investments in this group in the current year.

                             Emerging Growth Fund

  The Emerging Growth Fund registered a negative return of 4.39% for the twelve months ended June 30, 1999. The results, while disappointing, reflected the small cap sector's continued underperformance, particularly in comparison to the returns of the Dow Jones Industrial Average and the Standard & Poor's 500 Index over the past several years.

  It has been more than six years (1992) since the small cap sector has significantly outperformed the larger cap group. More distressing is the fact that smaller stocks continue to reflect the same positive characteristics that were in place last year; such as good earnings momentum, in most cases established products or services, competent and successful management and solid balance sheets. Further, most small cap stocks have little or no exposure to the international financial vagaries such as volatile currencies that belabored world stock markets for the past two years. The major reason for this small cap performance discrepancy between the solid growth characteristics of small caps and their stock price underperformance seems to be liquidity and risk aversion. Liquidity relates to the ability of institutions to buy and sell large blocks of stocks without essentially disturbing the market price. Risk aversion is the continuing tendency of investors to seek safety and lower volatility in the larger companies that possess big assets and a longer history of operations as opposed to smaller stocks.

  We ended fiscal 1999 with the portfolio assets focused in four major sectors: technology (semiconductors, telecommunications, and computer software and services) at 29.6%, merchandising and retailing at 18.6%, healthcare at 13.9%, and business services and equipment at 12.6%. Our largest single stock position was Stanford Telecommunications, Inc. which represented 6.8% of the portfolio. At year's end, cash and equivalents stood at 11% of net assets.

  Among the best performing stocks during the year were e4L, Inc. up 452.17%, REMEC, Inc. up 41.76%, and Steven Madden, Ltd. up 17.30%. Among the best stocks purchased after June 30, 1998, were:

     Stanford Telecommunications, Inc.    +228.71%
     Labor Ready, Inc.                    +136.21%
     Shared Medical Systems Corp.         +57.77%

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                                       3

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  As we have noted, small cap stocks are compelling values at current levels.
These values are reflected in the Fund's portfolio holdings and the numbers are strikingly eloquent; this year's projected earnings growth for the total portfolio is 18% versus 13% for the market (S&P 500). Yet despite this superior projected growth, the Fund's price-earnings ratio is significantly cheaper, 22.8 times earnings versus 27.6 times earnings for the market (S&P
500). The Fund continues to represent a "pure" small capitalization portfolio with the average capitalization of $487 million.

  Historically, the last great period of underperformance versus large cap stocks occurred from 1969 to 1973. From 1975 to 1979, the small cap stocks turned around and outperformed their large cap counterparts by an average of 24.7% a year from 1975 to 1979. During the past five years (1994 - 1998) small stock underperformance has approached the distressed price levels last seen in 1969 - 1973. The reversal this time around could be equally as powerful as it was in the mid-to-late 1970's.

                                 The Gold Fund

  Gold, and particularly gold stocks, continues to disappoint investors. The past twelve months have seen a series of announcements which potentially could increase the supply of gold by Central Banks with the sale or intended sale of gold bullion by Great Britain, as well as the International Monetary Fund and the European Monetary Union. The latter, with the launch of the Euro this year, continues to threaten limited gold backing of its currency. Some announcements have been intentions such as the International Monetary Fund's plan to sell some of its gold reserves. Other announcements have been actual, such as the Bank of England's auction of 3.5% of its gold reserves. No matter the cause, gold prices have plunged to 20-year lows. Overall, the threat of increased supply continues to dampen demand.

  A more important psychological negative for gold stocks has been the relatively low rate of inflation both in the U.S. and Europe. Further, the lackluster response of gold prices during the financial crisis of last summer and early fall was a psychological negative.

  On the plus side, gold mining companies have begun to consolidate through acquisitions and mergers, making for fewer but stronger companies. Additionally, marginal gold producers are beginning to shut down unprofitable facilities, further reducing supply. Nevertheless, the outlook for the next twelve months is mixed, at best. This belief is centered on the fact that present and prospective gold investors are understandably cautious since gold has been in a relative free-fall for the better part of three years. It will take time for confidence to be restored in the gold market.

  Longer term, however, the picture may be getting brighter. Global growth should start to ignite some moderate inflation fears later this year. In addition, the Asian recovery should serve to increase the demand for physical gold. Finally, a contrary indicator is a recent cover of Fortune Magazine with the word "eMoney" in bold text as if this is the moment when the world rejects the glittering currency of the past and replaces it with the new (and more economically correct) instantaneous version of currency along the wire.

  Gold is not an investment built for the short-term gratification of e-commerce. However, experience tells us great investments, whether they be stocks, real estate, or gold, unfold over long periods of time and normally through periods of negative news stories.

                                Market Outlook

  As the summer of 1999 ends, rising interest rates have begun to cast a shadow on the bull market. Rates are being pushed up by fear of rising inflation. While inflation is currently benign (even with unemployment at its lowest level in 29 years), there is a lingering fear on the part of investors as well as the Fed that wage increases are about to escalate with resulting inflationary pressure. Further, the belief is that there is too much speculation in stocks and real estate. This opts for further Fed rate increases. The goal of monetary policy is to maximize sustainable growth and prosperity and the first priority is to do no harm. Accordingly, the Fed has to be particularly alert to those economic influences that pose a risk to maximum sustainable growth
 .

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                                       4

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However, in perspective, it is well to remember that the Fed cut rates last year in response to the world financial crisis. Now the Fed seems to be intent on bringing rates back to normal (i.e. where they were before the market crash in early July 1998). More perspective: rate hikes, while they are badly received initially by the market, are really positive signs long-term. They indicate that steps are being taken that will ultimately strengthen the economy. The danger is that if the Fed tightens too much, it could shake the market and threaten worldwide growth as in 1997 and 1998. Likewise, if it does too little, inflation may heat up. Our view is that the Fed will do less rather than more.

  Another "plus" is the Y2K problem. To date, this has been considered a "minus," but perversely, all this worrying about the impact of the year 2000 on our computer systems and the economy has served to moderate, and in some cases depress, profits in various sectors of our economy. Once the millennium is passed, spending on Y2K will soon end, which will free up corporate resources for spending on more productive technology, thus improving profitability. Additionally, the drag on earnings from Y2K costs that are being expensed will end, boosting profits in the first and second quarters of 2000.

  Obviously, stocks always carry risks and some of the risks are well known and advertised: for example corporate profits could stagnate instead of grow. This would reduce capital spending, cause dollar weakness, and affect the stock market. Any prolonged weakness in the stock market could impact consumers' sense of well being. Since consumer spending accounts for about two-thirds of the U.S. economy, the effect could be significant.

  In summary, based on our expectation for rising corporate profits, historically low interest rates (despite the recent run-up) and lower inflation, we continue to be positive about the stock market. Much of this forecast is based on consumer spending which, while slowing slightly in the months ahead (reflecting the impact of higher interest rates on the economy), will not slow enough to put the economy at risk for a recession.

  As always, thank you for your continued support.

                                          /s/ Frank A. Cappiello
                                          --------------------------
                                          Frank A. Cappiello
                                          Chairman
                                          Cappiello-Rushmore Trust

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                                       5

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Portfolios of Investments
June 30, 1999

UTILITY INCOME FUND

-------------------------------------------------------------
                                                 Market Value
 Shares                                              (Note 1)
-------------------------------------------------------------
 COMMON STOCKS -- 92.4%

 Business Services -- 1.7%
     5,000 Metzler Group, Inc.*                  $   138,125
                                                 -----------

 Gas and Electric -- 44.5%
    11,200 Allegheny Energy, Inc.                    359,100
    13,000 Alliant Energy Corp.                      368,875
    13,500 CMS Energy Corp.                          565,312
     3,000 Hawaiian Electric Industries, Inc.        106,500
     8,000 IDACORP, Inc.                             252,000
    13,400 KeySpan Corp.                             353,425
     9,500 New Century Energies, Inc.                368,719
    14,500 Potomac Electric Power Co.                426,844
    15,900 Southern Co.                              421,350
     4,000 Texas Utilities Company                   165,000
     9,500 TNP Enterprises, Inc.                     344,375
                                                 -----------
                                                   3,731,500
                                                 -----------

 Natural Gas Distribution -- 3.7%
    11,800 Washington Gas Light Co.                  306,800
                                                 -----------

 Real Estate Investment Trusts -- 6.7%
     5,200 Archstone Communities Trust               114,075
     5,000 FelCor Lodging Trust, Inc.                103,750
     4,300 First Industrial Realty Trust, Inc.       117,981
     3,600 Mack-Cali Realty Corp.                    111,375
     2,900 Spieker Properties, Inc.                  112,738
                                                 -----------
                                                     559,919
                                                 -----------

 Telecommunication -- 35.8%
     8,800 ALLTEL Corp.                              629,200
     7,000 AT&T Corp.                                390,688
     9,400 Bell Atlantic Corp.                       614,525
    11,300 Frontier Corp.                            666,700
    12,000 SBC Communications, Inc.                  696,000
                                                 -----------
                                                   2,997,113
                                                 -----------

 Total Common Stocks
  (Cost $5,079,834)                                7,733,457
                                                 -----------

 CONVERTIBLE PREFERRED
  STOCKS -- 4.2%
     6,000 Kmart Financing, 7.75%
            (Cost $334,325)                          351,000
                                                 -----------
-------------------------------------------------------------
                                                 Market Value
 Shares                                              (Note 1)
-------------------------------------------------------------
 MONEY MARKET FUNDS -- 3.4%
   282,495 Fund for Government Investors
            (Cost $282,495)                      $   282,495
                                                 -----------

 Total Investments -- 100.0%
  (Cost $5,696,654)                              $ 8,366,952
                                                 ===========

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Portfolios of Investments
June 30, 1999 (continued)

GROWTH FUND

------------------------------------------------------
                                          Market Value
 Shares                                       (Note 1)
------------------------------------------------------
 COMMON STOCKS -- 88.1%

 Automobile Parts and
  Accessories -- 2.4%
     8,000 AlliedSignal, Inc.             $   504,000
                                          -----------

 Beverages -- 2.6%
     8,800 Coca-Cola Co.                      550,000
                                          -----------

 Business Services -- 8.7%
    25,000 First Data Corp.                 1,223,436
    22,000 Metzler Group, Inc.*               607,750
                                          -----------
                                            1,831,186
                                          -----------

 Computer Hardware and
  Equipment -- 6.2%
    10,000 International Business
            Machines Corp.                  1,292,500
                                          -----------
 Computer Software and
  Services -- 6.2%
    20,000 Shared Medical Systems Corp.     1,305,000
                                          -----------

 Electronics -- 2.0%
     6,000 Raytheon Co., Class B              422,250
                                          -----------

 Financial Services -- 23.6%
     8,500 American Express Co.             1,106,063
     3,200 Bank of America Corp.              234,600
     9,000 Charles Schwab Corp.               988,875
    32,000 Franklin Resources, Inc.         1,300,000
     7,700 H&R Block, Inc.                    385,000
    20,000 SLM Holding Corp.                  916,250
                                          -----------
                                            4,930,788
                                          -----------

 Healthcare -- 5.7%
    19,000 United Healthcare Company        1,189,875
                                          -----------

 Merchandising and Retail -- 8.6%
    22,500 Dollar General Corp.               652,500
   160,000 e4L, Inc.*                       1,150,000
                                          -----------
                                            1,802,500
                                          -----------

 Oil and Gas Services -- 5.1%
     6,500 Schlumberger, Ltd.                 413,969
    60,000 Varco International, Inc.*         656,250
                                          -----------
                                            1,070,219
                                          -----------
------------------------------------------------------
                                          Market Value
 Shares                                       (Note 1)
------------------------------------------------------
 Paper Products -- 2.0%
     9,000 Willamette Industries, Inc.    $   414,563
                                          -----------

 Telecommunication -- 15.0%
    15,000 AT&T Corp.                         837,188
    20,000 Frontier Corp.                   1,180,000
    20,000 Hughes Electronics Corp.         1,125,000
                                          -----------
                                            3,142,188
                                          -----------

 Total Common Stocks
  (Cost $9,711,065)                        18,455,069
                                          -----------

 WARRANTS -- 5.9%
    44,000 Federated Department Stores,
            Inc. WTS C* (Cost $216,340)
                                            1,237,500
                                          -----------

 MONEY MARKET FUNDS -- 6.0%
 1,253,753 Fund for Government
            Investors (Cost $1,253,753)     1,253,753
                                          -----------

 Total Investments -- 100.0%
  (Cost $11,181,158)                      $20,946,322
                                          ===========

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Portfolios of Investments
June 30, 1999 (continued)

EMERGING GROWTH FUND

---------------------------------------------------------------
                                                   Market Value
 Shares                                                (Note 1)
---------------------------------------------------------------
 COMMON STOCKS -- 89.0%

 Business Services and Equipment -- 12.6%
    14,000 Labor Ready, Inc.*                      $   455,000
    10,000 Miami Computer Supply Corp.*                188,750
     5,000 National Data Corp.                         213,750
     3,900 Snyder Communications, Inc.*                127,725
     4,000 World Color Press, Inc.*                    110,000
                                                   -----------
                                                     1,095,225
                                                   -----------

 Computer Software and Services -- 12.7%
     7,800 Actrade International Ltd*                   99,938
     3,000 Jack Henry & Associates, Inc.*              117,750
     5,000 Mastech Corp.*                               93,125
     8,200 Shared Medical Systems Corp.                535,050
     3,700 Visio Corp.*                                140,831
     3,900 Xircom, Inc.*                               117,244
                                                   -----------
                                                     1,103,938
                                                   -----------

 Financial Services -- 4.4%
     5,584 Investment Technology Group, Inc.*          180,782
     7,200 Waddell & Reed Financial, Inc.              197,550
                                                   -----------
                                                       378,332
                                                   -----------

 Food Products -- 1.4%
     6,000 Hain Food Group, Inc.*                      123,750
                                                   -----------

 Healthcare -- 13.9%
     2,900 Barr Laboratories, Inc.*                    115,638
    10,000 Eclipsys Corp.*                             239,375
    30,000 KV Pharmaceutical Co., Class A*             465,000
     9,000 Orthodontic Centers of America, Inc.*       127,125
    26,000 PolyMedica Corp.*                           260,000
                                                   -----------
                                                     1,207,138
                                                   -----------

 Merchandising and Retail -- 18.6%
     3,400 BEBE Stores, Inc.*                          115,600
    65,000 e4L, Inc.*                                  467,187
     6,800 Nautica Enterprises, Inc.*                  114,750
    30,000 Paul Harris Stores, Inc.*                   204,375
    45,000 Pier 1 Imports, Inc.                        506,250
    16,000 Steven Madden, Ltd.*                        217,000
                                                   -----------
                                                     1,625,162
                                                   -----------

---------------------------------------------------------------
                                                   Market Value
 Shares                                                (Note 1)
---------------------------------------------------------------
 Oil and Gas Services -- 2.9%
    20,000 Bolt Technology Corp.*                  $   115,000
     4,400 Tidewater, Inc.                             134,200
                                                   -----------
                                                       249,200
                                                   -----------

 Semiconductors -- 2.4%
    12,000 Smart Modular Technologies, Inc.*           208,500
                                                   -----------

 Telecommunications -- 14.5%
    18,000 InterVoice, Inc.*                           259,875
     3,000 Pacific Gateway Exchange, Inc.*              87,375
    20,000 REMEC, Inc.*                                322,500
    20,000 Stanford Telecommunications, Inc.*          592,500
                                                   -----------
                                                     1,262,250
                                                   -----------

 Transportation -- 5.6%
    30,000 Aramex International, Ltd.*                 258,750
    10,000 Hub Group, Inc., Class A*                   224,375
                                                   -----------
                                                       483,125
                                                   -----------

 Total Common Stocks
  (Cost $5,397,328)                                  7,736,620
                                                   -----------

 MONEY MARKET FUNDS -- 11.0%
   956,460 Fund for Government Investors
            (Cost $956,460)                            956,460
                                                   -----------

 Total Investments -- 100.0%
  (Cost $6,353,788)                                $ 8,693,080
                                                   ===========

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Portfolios of Investments
June 30, 1999 (continued)

GOLD FUND

------------------------------------------------------
                                          Market Value
 Shares                                       (Note 1)
------------------------------------------------------
 COMMON STOCKS -- 99.5%

 Metals and Mining

 Australia -- 16.3%
     6,000 Lihir Gold, Ltd.*              $    86,250
     8,000 WMC, Ltd., ADR                     140,000
                                          -----------
                                              226,250
                                          -----------

 Canada -- 34.1%
     9,000 Aber Resources, Ltd.*               78,188
     9,000 Barrick Gold Corp.                 174,375
    16,000 Cambior, Inc.                       52,000
    32,016 Kinross Gold Corp.*                 54,027
     8,000 Placer Dome, Inc.                   94,500
    20,000 TVX Gold, Inc.*                     20,000
                                          -----------
                                              473,090
                                          -----------

 Ghana -- 6.0%
    12,000 Ashanti Goldfields Co., Ltd.        83,250
                                          -----------

------------------------------------------------------
                                          Market Value
 Shares                                       (Note 1)
------------------------------------------------------
 United States -- 43.1%
    35,000 Battle Mountain Gold Co.       $    85,312
    20,000 Crown Resources Corp.*              32,500
    15,000 Homestake Mining Co.               122,812
     4,000 Newmont Mining Corp.                79,500
     8,500 Stillwater Mining Co.*             277,844
                                          -----------
                                              597,968
                                          -----------

 Total Common Stocks
  (Cost $2,135,592)                         1,380,558
                                          -----------

 MONEY MARKET FUNDS -- 0.5%
     6,409 Fund for Government
      Investors (Cost $6,409)                   6,409
                                          -----------

 Total Investments -- 100.0%
  (Cost $2,142,001)                       $ 1,386,967
                                          ===========

----------------
* Non-income producing
ADR American Depository Receipts

                      See Notes to Financial Statements.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
June 30, 1999

                                   Utility                Emerging
                                 Income Fund Growth Fund Growth Fund Gold Fund
--------------------------------------------------------------------------------
  ASSETS
   Securities at Cost..........  $5,696,654  $11,181,158 $6,353,788  $2,142,001
                                 ==========  =========== ==========  ==========
   Securities at Value (Note
    1).........................  $8,366,952  $20,946,322 $8,693,080  $1,386,967
   Receivable for Securities
    Sold.......................          --           --         --      17,000
   Receivable for Shares Sold..      38,340        5,768         33          --
   Dividends Receivable........      10,873       17,424      1,722          --
   Interest Receivable.........         763        3,597      1,160          24
                                 ----------  ----------- ----------  ----------
   Total Assets................   8,416,928   20,973,111  8,695,995   1,403,991
                                 ----------  ----------- ----------  ----------
  LIABILITIES
   Investment Advisory Fee
    Payable....................       2,436        8,274      3,689         764
   Administration Fee Payable..       4,873       16,548      7,378       1,091
   Liability for Shares
    Redeemed...................       6,720       77,586     48,819       8,184
   Distributions Payable.......       5,914           --         --          --
                                 ----------  ----------- ----------  ----------
   Total Liabilities...........      19,943      102,408     59,886      10,039
                                 ----------  ----------- ----------  ----------
  NET ASSETS...................  $8,396,985  $20,870,703 $8,636,109  $1,393,952
                                 ==========  =========== ==========  ==========
  Shares Outstanding...........     654,245      947,538    658,931     348,815
                                 ==========  =========== ==========  ==========
  Net Asset Value Per Share....      $12.83       $22.03     $13.11       $4.00
                                 ==========  =========== ==========  ==========


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended June 30, 1999

                                 Utility                 Emerging
                               Income Fund Growth Fund  Growth Fund  Gold Fund
--------------------------------------------------------------------------------
  Investment Income
   Interest..................   $ 14,841   $   59,248   $   89,144   $   4,120
   Dividends.................    351,930      112,276       38,519       8,699
                                --------   ----------   ----------   ---------
   Total Investment Income...    366,771      171,524      127,663      12,819
                                --------   ----------   ----------   ---------
  Expenses
   Investment Advisory Fee
    (Note 2).................     30,479       97,413       63,027      12,055
   Administrative Fee (Note
    2).......................     60,959      194,827      126,053      17,228
   Other Fees................        208          108          455          --
                                --------   ----------   ----------   ---------
   Total Expenses............     91,646      292,348      189,535      29,283
                                --------   ----------   ----------   ---------
  Net Investment Income
   (Loss)....................    275,125     (120,824)     (61,872)    (16,464)
                                --------   ----------   ----------   ---------
  Net Realized Gain (Loss) on
   Investment Transactions...    474,361    4,333,506    1,345,716    (461,455)
  Net Change in Unrealized
   Appreciation/ Depreciation
   of Investments............    224,539     (420,750)    (713,036)    192,968
                                --------   ----------   ----------   ---------
  Net Gain (Loss) on
   Investments...............    698,900    3,912,756      632,680    (268,487)
                                --------   ----------   ----------   ---------
  Net Increase (Decrease) in
   Net Assets Resulting from
   Operations................   $974,025   $3,791,932   $  570,808   $(284,951)
                                ========   ==========   ==========   =========


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements Of Changes In Net Assets

                                       Utility
                                     Income Fund                 Growth Fund
------------------------------------------------------------------------------------
                                          For the Years Ended June 30,
                               -----------------------------------------------------
                                  1999          1998          1999          1998
                               -----------  ------------  ------------  ------------
  From Investment Activities
   Net Investment Income
    (Loss)..................   $   275,125  $    398,161  $   (120,824) $   (193,212)
   Net Realized Gain
    on Investment
    Transactions............       474,361       508,641     4,333,506     3,356,716
   Change in Net Unrealized
    Appreciation/Depreciation
    of Investments..........       224,539     1,300,391      (420,750)    1,303,719
                               -----------  ------------  ------------  ------------
   Net Increase in Net
    Assets Resulting from
    Operations..............       974,025     2,207,193     3,791,932     4,467,223
                               -----------  ------------  ------------  ------------
  Distributions to Shareholders
   From Net Investment
    Income..................      (275,180)     (400,295)           --            --
   From Net Realized Gain on
    Investments.............      (554,083)           --    (4,104,765)           --
                               -----------  ------------  ------------  ------------
   Total Distributions to
    Shareholders............      (829,263)     (400,295)   (4,104,765)           --
                               -----------  ------------  ------------  ------------
  From Share Transactions
   Net Proceeds from Sales
    of Shares...............     6,111,444    16,647,062    13,234,395    29,015,150
   Reinvestment of
    Distributions...........       743,808       321,286     3,959,935            --
   Cost of Shares Redeemed..    (8,401,545)  (17,782,741)  (20,841,675)  (33,550,866)
                               -----------  ------------  ------------  ------------
   Net Decrease in Net
    Assets Resulting from
    Share Transactions......    (1,546,293)     (814,393)   (3,647,345)   (4,535,716)
                               -----------  ------------  ------------  ------------
   Total Increase
    (Decrease) in Net
    Assets..................    (1,401,531)      992,505    (3,960,178)      (68,493)
  Net Assets -- Beginning of
   Year.....................     9,798,516     8,806,011    24,830,881    24,899,374
                               -----------  ------------  ------------  ------------
  Net Assets -- End of Year.   $ 8,396,985  $  9,798,516  $ 20,870,703  $ 24,830,881
                               ===========  ============  ============  ============
  Shares
   Sold.....................       487,318     1,393,270       667,460     1,333,472
   Issued in Reinvestment of
    Distributions...........        59,063        26,251       242,643            --
   Redeemed.................      (672,475)   (1,485,904)   (1,043,833)   (1,561,079)
                               -----------  ------------  ------------  ------------
   Net Decrease in Shares...      (126,094)      (66,383)     (133,730)     (227,607)
                               ===========  ============  ============  ============

                       See Notes to Financial Statements.
------------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                       Emerging
                                      Growth Fund                 Gold Fund
-----------------------------------------------------------------------------------
                                         For the Years Ended June 30,
                               ----------------------------------------------------
                                   1999          1998         1999         1998
                               ------------  ------------  ----------  ------------
  From Investment Activities
   Net Investment Loss......   $    (61,872) $   (214,292) $  (16,464) $    (21,980)
   Net Realized Gain (Loss)
    on Investment
    Transactions............      1,345,716     1,678,627    (461,455)     (935,910)
   Net Change in Unrealized
    Appreciation/Depreciation
    of Investments..........       (713,036)   (1,834,311)    192,968      (234,352)
                               ------------  ------------  ----------  ------------
   Net Increase (Decrease)
    in Net Assets Resulting
    from Operations.........        570,808      (369,976)   (284,951)   (1,192,242)
                               ------------  ------------  ----------  ------------
  Distributions to Shareholders
   From Net Realized Gain on
    Investments.............       (101,776)           --          --            --
                               ------------  ------------  ----------  ------------
  From Share Transactions
   Net Proceeds from Sales
    of Shares...............     42,030,888    36,436,165          --    11,756,801
   Reinvestment of
    Distributions...........         91,112            --          --            --
   Cost of Shares Redeemed..    (48,113,508)  (42,639,433)   (507,885)  (11,786,315)
                               ------------  ------------  ----------  ------------
   Net Decrease in Net
    Assets Resulting from
    Share Transactions......     (5,991,508)   (6,203,268)   (507,885)      (29,514)
                               ------------  ------------  ----------  ------------
   Total Decrease in Net
    Assets..................     (5,522,476)   (6,573,244)   (792,836)   (1,221,756)
  Net Assets -- Beginning of
   Year.....................     14,158,585    20,731,829   2,186,788     3,408,544
                               ------------  ------------  ----------  ------------
  Net Assets -- End of Year.   $  8,636,109  $ 14,158,585  $1,393,952  $  2,186,788
                               ============  ============  ==========  ============
  Shares
   Sold.....................      3,627,533     2,329,100          --     1,893,015
   Issued in Reinvestment of
    Distributions...........          7,530            --          --            --
   Redeemed.................     (4,000,674)   (2,802,091)   (120,066)   (1,909,526)
                               ------------  ------------  ----------  ------------
   Net Decrease in Shares...       (365,611)     (472,991)   (120,066)      (16,511)
                               ============  ============  ==========  ============

                       See Notes to Financial Statements.
-----------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                              Utility Income Fund
-------------------------------------------------------------------------------
                                          For the Years Ended June 30,
                                      ----------------------------------------
                                       1999    1998    1997    1996     1995
                                      ------  ------  ------  -------  -------
  Per Share Operating Performance:
   Net Asset Value -- Beginning of
    Year............................  $12.56  $10.40  $10.60  $  9.24  $  8.39
                                      ------  ------  ------  -------  -------
   Income from Investment
    Operations:
   Net Investment Income............    0.40    0.47    0.53     0.49     0.55
   Net Realized and Unrealized Gain
    (Loss) on Securities............    1.09    2.17   (0.19)    1.39     0.85
                                      ------  ------  ------  -------  -------
    Total from Investment
     Operations.....................    1.49    2.64    0.34     1.88     1.40
                                      ------  ------  ------  -------  -------
   Distributions to Shareholders:
   From Net Investment Income.......   (0.40)  (0.48)  (0.54)   (0.52)   (0.55)
   From Net Realized Capital Gain...   (0.82)     --      --       --       --
                                      ------  ------  ------  -------  -------
    Total Distributions to
     Shareholders...................   (1.22)  (0.48)  (0.54)   (0.52)   (0.55)
                                      ------  ------  ------  -------  -------
   Net Increase (Decrease) in Net
    Asset Value.....................    0.27    2.16   (0.20)    1.36     0.85
                                      ------  ------  ------  -------  -------
   Net Asset Value -- End of Year...  $12.83  $12.56  $10.40  $ 10.60  $  9.24
                                      ======  ======  ======  =======  =======
  Total Investment Return...........   12.24%  25.55%   3.39%   20.60%   16.62%
  Ratios to Average Net Assets:
   Expenses.........................    1.05%   1.05%   1.05%    1.05%    1.05%
   Net Investment Income............    3.16%   4.01%   4.88%    4.82%    6.26%
  Supplementary Data:
   Portfolio Turnover Rate..........    22.0%   29.5%   17.3%    45.1%   147.0%
   Net Assets at End of Year (in
    thousands)......................  $8,397  $9,799  $8,806  $15,106  $17,151
   Number of Shares Outstanding at
    End of Year (in thousands)......     654     780     847    1,425    1,855


                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                                Growth Fund
------------------------------------------------------------------------------
                                        For the Years Ended June 30,
                               -----------------------------------------------
                                1999      1998      1997      1996      1995
                               -------   -------   -------   -------   -------
  Per Share Operating
   Performance:
   Net Asset Value --
     Beginning of Year.......  $ 22.96   $ 19.02   $ 17.87   $ 14.64   $ 11.05
                               -------   -------   -------   -------   -------
   Income from Investment
    Operations:
   Net Investment Income
    (Loss)...................    (0.13)    (0.18)    (0.09)    (0.07)     0.01
   Net Realized and
    Unrealized Gain on
    Securities...............     3.86      4.12      1.83      3.30      3.60
                               -------   -------   -------   -------   -------
    Total from Investment
     Operations..............     3.73      3.94      1.74      3.23      3.61
                               -------   -------   -------   -------   -------
   Distributions to
    Shareholders:
   From Net Investment
    Income...................       --        --        --        --     (0.02)
   From Net Realized Capital
    Gain.....................    (4.66)       --     (0.59)       --        --
                               -------   -------   -------   -------   -------
    Total Distributions to
     Shareholders............    (4.66)       --     (0.59)       --     (0.02)
                               -------   -------   -------   -------   -------
   Net Increase (Decrease) in
    Net Asset Value..........    (0.93)     3.94      1.15      3.23      3.59
                               -------   -------   -------   -------   -------
   Net Asset Value -- End of
    Year.....................  $ 22.03   $ 22.96   $ 19.02   $ 17.87   $ 14.64
                               =======   =======   =======   =======   =======
  Total Investment Return....    23.32%    20.72%    10.10%    22.06%    32.65%
  Ratios to Average Net
   Assets:
   Expenses..................     1.50%     1.50%     1.50%     1.50%     1.50%
   Net Investment Income
    (Loss)...................    (0.62)%   (0.74)%   (0.46)%   (0.41)%    0.12%
  Supplementary Data:
   Portfolio Turnover Rate...     54.3%     65.1%     41.9%     74.5%     70.9%
   Net Assets at End of Year
    (in thousands)...........  $20,871   $24,831   $24,899   $31,777   $19,337
   Number of Shares
    Outstanding at End of
    Year (in thousands)......      948     1,081     1,309     1,778     1,321

                       See Notes to Financial Statements.
------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                            Emerging Growth Fund
------------------------------------------------------------------------------
                                         For the Years Ended June 30,
                                ----------------------------------------------
                                 1999     1998      1997      1996      1995
                                ------   -------   -------   -------   -------
  Per Share Operating
   Performance:
   Net Asset Value --
     Beginning of Year.......   $13.82   $ 13.84   $ 16.99   $ 14.96   $ 10.41
                                ------   -------   -------   -------   -------
   Income from Investment
    Operations:
   Net Investment Loss.......    (0.09)    (0.21)    (0.24)    (0.16)    (0.08)
   Net Realized and
    Unrealized Gain (Loss) on
    Securities...............    (0.52)/A/  0.19/A/  (0.25)     2.30      4.63
                                ------   -------   -------   -------   -------
    Total from Investment
     Operations..............    (0.61)    (0.02)    (0.49)     2.14      4.55
                                ------   -------   -------   -------   -------
   Distributions to
    Shareholders:
   From Net Realized Capital
    Gain.....................    (0.10)       --     (2.66)    (0.11)       --
                                ------   -------   -------   -------   -------
   Net Increase (Decrease) in
    Net Asset Value..........    (0.71)    (0.02)    (3.15)     2.03      4.55
                                ------   -------   -------   -------   -------
   Net Asset Value -- End of
    Year.....................   $13.11   $ 13.82   $ 13.84   $ 16.99   $ 14.96
                                ======   =======   =======   =======   =======
  Total Investment Return....    (4.39)%   (0.14)%   (2.15)%   14.36%    43.71%
  Ratios to Average Net
   Assets:
   Expenses..................     1.51%     1.50%     1.50%     1.50%     1.50%
   Net Investment Loss.......    (0.49)%   (1.07)%   (1.20)%   (0.98)%   (0.61)%
  Supplementary Data:
   Portfolio Turnover Rate...    171.6%    121.2%     66.2%    121.2%     96.1%
   Net Assets at End of Year
    (in thousands)...........   $8,636   $14,159   $20,732   $44,985   $36,606
   Number of Shares
    Outstanding at End of
    Year (in thousands)......      659     1,025     1,498     2,647     2,447

-----------------------------

/A/The per share amount does not coincide with the net realized and unrealized gain/loss for the year because of the timing of sales and redemptions of Fund shares and the amounts of per share realized and unrealized gain and loss at such time.


                       See Notes to Financial Statements.
------------------------------------------------------------------------------

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
Financial Highlights

                                                    Gold Fund
-----------------------------------------------------------------------------
                                           For the Years Ended June 30,
                                   ------------------------------------------
                                    1999     1998     1997     1996     1995
                                   ------   ------   ------   ------   ------
  Per Share Operating
   Performance:
   Net Asset Value -- Beginning
    of Year......................  $ 4.66   $ 7.02   $ 9.93   $ 9.89   $ 9.52
                                   ------   ------   ------   ------   ------
   Income from Investment
    Operations:
   Net Investment Loss...........   (0.05)   (0.05)   (0.08)   (0.06)   (0.05)
   Net Realized and Unrealized
    Gain (Loss) on Securities....   (0.61)   (2.31)   (2.83)    0.10     0.42
                                   ------   ------   ------   ------   ------
    Total from Investment
     Operations..................   (0.66)   (2.36)   (2.91)    0.04     0.37
                                   ------   ------   ------   ------   ------
   Distributions to Shareholders:
    Total Distributions to
     Shareholders................      --       --       --       --       --
                                   ------   ------   ------   ------   ------
   Net Increase (Decrease) in Net
    Asset Value..................   (0.66)   (2.36)   (2.91)    0.04     0.37
                                   ------   ------   ------   ------   ------
   Net Asset Value -- End of
    Year.........................  $ 4.00   $ 4.66   $ 7.02   $ 9.93   $ 9.89
                                   ======   ======   ======   ======   ======
  Total Investment Return........  (14.16)% (33.62)% (29.31)%   0.40%    3.89%
  Ratios to Average Net Assets:
   Expenses......................    1.70%    1.70%    1.70%    1.70%    1.70%
   Net Investment Loss...........   (0.96)%  (0.74)%  (0.76)%  (0.59)%  (0.51)%
  Supplementary Data:
   Portfolio Turnover Rate.......      --     56.5%   108.5%    59.1%    51.2%
   Net Assets at End of Year (in
    thousands)...................  $1,394   $2,187   $3,409   $6,122   $6,796
   Number of Shares Outstanding
    at End of Year (in
    thousands)...................     349      469      485      616      687



                       See Notes to Financial Statements.

-----------------------------------------------------------------------------

                                                       Cappiello-Rushmore Trust
-------------------------------------------------------------------------------
Notes to Financial Statements
June 30, 1999

1. Significant Accounting Policies

  Cappiello-Rushmore Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end investment company and is authorized to issue an unlimited number of shares. The Trust consists of four separate portfolios (the "Funds"), each with a different investment objective. As of March 10, 1998, shares of the Gold Fund are no longer available for new purchases. Existing shareholders may continue to hold previously purchased shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Funds follow:

    (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Funds' securities in good faith. The trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Funds' instruments are valued at fair value.

    (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

    (c) Dividends from net investment income are declared and paid annually in the Growth, Emerging Growth and Gold Funds and quarterly in the Utility Income Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

    (d) For Federal income tax purposes, each Fund of the Trust is treated as a separate corporation. Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute all net investment income, if any, and realized capital gains to their shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

  Investment advisory services are provided by McCullough, Andrews and Cappiello, Inc., (the "Adviser"). Under an agreement with the Adviser, the Trust pays a fee at the annual rate of 0.50% of the daily net assets of the Growth and Emerging Growth Funds, 0.70% of the daily net assets of the Gold Fund and 0.35% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Adviser.

  The Trust has contracted with Money Management Associates (the "Administrator") to provide Administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth, Emerging Growth and Gold Funds, and 0.70% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Administrator.

  Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets. The Trust has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. No borrowings were outstanding at June 30, 1999.

  Each fund of the Trust invests excess cash in Fund for Government Investors, a money market mutual fund. Certain Officers and Trustees of Fund for Government Investors are affiliated with the Trust.

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------
3. Securities Transactions

  For the year ended June 30, 1999, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                Utility                  Emerging
                              Income Fund  Growth Fund  Growth Fund   Gold Fund
                              -----------  -----------  -----------  -----------
Purchases...................  $1,834,388   $ 9,973,053  $18,078,409  $        --
                              ==========   ===========  ===========  ===========
Sales.......................  $3,103,965   $18,465,357  $22,669,624  $   265,383
                              ==========   ===========  ===========  ===========

4. Unrealized Appreciation and Depreciation of Investments

  Unrealized appreciation (depreciation) as of June 30, 1999 based on the cost for Federal income tax purposes is as follows:

                                Utility                  Emerging
                              Income Fund  Growth Fund  Growth Fund   Gold Fund
                              -----------  -----------  -----------  -----------
Gross Unrealized
 Appreciation...............  $2,619,408   $ 9,781,637  $ 2,396,859  $   222,310
Gross Unrealized
 Depreciation...............     (46,684)      (16,473)     (82,945)  (1,062,516)
                              ----------   -----------  -----------  -----------
Net Unrealized Appreciation
 (Depreciation).............  $2,644,724   $ 9,765,164  $ 2,313,914  $  (840,206)
                              ==========   ===========  ===========  ===========
Cost of Investments for
 Federal Income Tax
 Purposes...................  $5,722,228   $11,181,158  $ 6,379,166  $ 2,227,173
                              ==========   ===========  ===========  ===========

5. Net Assets

  At June 30, 1999 net assets consisted of the following:

                                Utility                  Emerging
                              Income Fund  Growth Fund  Growth Fund   Gold Fund
                              -----------  -----------  -----------  -----------
Paid-in-Capital.............  $5,484,359   $ 7,613,121  $ 5,341,352  $ 5,014,672
Undistributed Net Investment
 Income.....................         136            --           --           --
Accumulated Net Realized
 Gain (Loss) on Investments.     242,192     3,492,418      955,465   (2,865,686)
Net Unrealized Appreciation
 (Depreciation) on
 Investments................   2,670,298     9,765,164    2,339,292     (755,034)
                              ----------   -----------  -----------  -----------
Net Assets..................  $8,396,985   $20,870,703  $ 8,636,109  $ 1,393,952
                              ==========   ===========  ===========  ===========

6. Federal Income Tax

  Permanent differences between tax and financial reporting of net investment income and realized gains are reclassified to paid-in-capital. As of June 30, 1999, net investment losses were reclassified to paid-in-capital as follows:

                                Utility                  Emerging
                              Income Fund  Growth Fund  Growth Fund   Gold Fund
                              -----------  -----------  -----------  -----------
Net Investment Loss.........          --   $   120,824  $    61,872  $    16,464

                                                        Cappiello-Rushmore Trust
--------------------------------------------------------------------------------

  At June 30, 1999, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                           Emerging
Expires June 30,                                          Growth Fund Gold Fund
----------------                                          ----------- ----------
2000....................................................         --   $  434,866
2001....................................................    $56,256      281,566
2005....................................................         --      648,259
2006....................................................         --      954,368
2007....................................................         --      461,455
                                                            -------   ----------
 Total..................................................    $56,256   $2,780,514
                                                            =======   ==========

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                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Cappiello-Rushmore Trust:

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Utility Income, Growth, Emerging Growth and Gold Funds of the Cappiello-Rushmore Trust (the "Trust") as of June 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Utility Income, Growth, Emerging Growth, and Gold Funds of the Cappiello-Rushmore Trust, as of June 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Washington, DC
August 6, 1999

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